                                                      SEMI-ANNUAL REPORT

[PHOTO OF ABACUS]

SEMI-ANNUAL REPORT
June 30, 2004
SERIES B

                                                 ING CORPORATE LEADERS
                                                 TRUST FUND

                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................................    1
Market Perspective..........................................    2
Portfolio Managers' Reports.................................    4
Report of Independent Registered Public Accounting Firm.....    5
Statement of Assets and Liabilities.........................    6
Statement of Operations.....................................    7
Statements of Changes in Net Assets.........................    8
Financial Highlights........................................    9
Notes to Financial Statements...............................   10
Portfolio of Investments....................................   12
Director/Trustee and Officer Information....................   13

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

(PHOTO OF JAMES M. HENNESSY)

JAMES M. HENNESSY

Dear Shareholder:

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
July 19, 2004

MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a total return of 3.79% and a 3.52% return, in dollars, net of withholding tax on dividends, for the six months ended June 30, 2004 according to the Morgan Stanley Capital International ("MSCI") World Index(1), after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Yield Bond Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong. The first half of 2004 ended, with investors again nervously awaiting the employment report two days later.

                            MARKET PERSPECTIVE:   SIX MONTHS ENDED JUNE 30, 2004
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.

------------------
(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East -- comprising approximately 1,500 securities -- with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all Treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TRUST'S PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE CALL (800) 992-0180 OR LOG ON TO WWW.INGFUNDS.COM TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND                      PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: The portfolio is not actively managed.

GOAL: ING Corporate Leaders Trust Fund (the "Trust") seeks long-term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue-chip corporations.

PERFORMANCE: For the six months ended June 30, 2004 the trust returned 2.79% compared to the Standard and Poor's ("S&P") 500 Index(1), which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: The Trust's performance was hindered by its holdings in materials, industrials, transportation holdings, media and retailing and energy. Performance was enhanced by no exposure to information technology and the Trust's overweight position in energy. Proctor and Gamble was a specific plus in the period.

MARKET OUTLOOK: Key drivers for the S&P 500 Index for the first half were industrials, energy, healthcare, and technology to a lesser extent.

Lagging sectors included utilities, telecommunications, and financials, the latter reflecting interest rate fear. In our opinion, the market is performing well in the face of geopolitical uncertainties, high energy prices and fears of a hard landing in China. As we ended the second quarter, despite recent indication of Federal Reserve measured response to an expanding domestic economy, the market was likely transfixed on the letter of the statements and not the spirit.

Again in our opinion, the market is ignoring the fact that first quarter earnings grew 27.5% year on year and the second quarter projections call for a gain of 30%. Fears of higher interest rates and the wild card of inflation may have caused near term multiple compressions.

To step back momentarily, Gross Domestic Product is expected to report 4.6% growth in 2004 with 3.3% projected for 2005. Inflation as measured by the Consumer Price Index projected at 2.0% and 2.5% for 2004 and 2005 respectively. Employment is growing and consumer confidence continues to tick higher. And, despite impending increases in Federal Fund rates, overall interest rates are expected to remain at historically low levels for the next 12 months, having a major upward shift in inflation expectations.

All in all, the economic environment appears to be good for stocks and we remain encouraged by the outlook. Near term concerns should abate as the year continues to unfold and the market should move higher by year end.

While the first half of 2004 has been a difficult period, we remain encouraged by the outlook for stocks and believe the Trust is well positioned in the environment we foresee.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
---------------

(1) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Participation Holders of
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities of ING Corporate Leaders Trust -- Series B, a series of ING Corporate Leaders Trust Fund, including the portfolio of investments, as of June 30, 2004, and the related statement of operations for the six-month period then ended, and the statements of changes in net assets and the financial highlights for the six-month period then ended and for the year ended December 31, 2003. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the four-year period ended December 31, 2002 were audited by other auditors whose report dated February 28, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and indicated as having been audited by us, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust
Fund -- Series B, as of June 30, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                       [KPMG LLP LOGO]

Boston, Massachusetts
August 27, 2004

            STATEMENT OF ASSETS AND LIABILITIES as of June 30, 2004
--------------------------------------------------------------------------------

ASSETS:
Investments at market value (identified cost $216,920,695)    $261,574,789
Cash                                                             2,993,833
Restricted cash (Note 2)                                           540,619
Receivables:
    Investment securities sold                                       2,967
    Participations sold                                             88,213
    Dividends receivable                                           474,032
Prepaid expenses                                                     8,914
                                                              ------------
         Total assets                                          265,683,367
                                                              ------------
LIABILITIES:
Accrued Sponsor's maintenance fees payable                          86,319
Payable for trust shares repurchased                                52,047
Distributions payable                                              436,427
                                                              ------------
         Total liabilities                                         574,793
                                                              ------------
NET ASSETS:
Balance applicable to Trust shares at June 30, 2004,
  equivalent to $15.74 per participation on 16,843,931
    participations outstanding                                $265,108,574
                                                              ============

                 See Accompanying Notes to Financial Statements

         STATEMENT OF OPERATIONS for the six months ended June 30, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $35,199)           $ 3,565,415
                                                                -----------
    Total investment income                                       3,565,415
                                                                -----------
EXPENSES:
Sponsor's maintenance fees (Note 4)                                 528,719
Transfer agent fees                                                 143,346
Trustee fees (Note 4)                                                   100
Shareholder reporting expense                                        11,978
Registration and filing fees                                         17,330
Professional fees                                                    27,052
Custody and accounting expense                                       14,665
Miscellaneous expense                                                 1,046
                                                                -----------
    Total expenses                                                  744,236
                                                                -----------
Net investment income                                             2,821,175
                                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions                      1,434,692
                                                                -----------
Unrealized appreciation or depreciation on investments:
    Beginning of period                                          41,764,277
    End of period                                                44,654,094
                                                                -----------
Change in unrealized appreciation or depreciation during the
  period                                                          2,889,817
Net realized and unrealized gain on investments                   4,324,509
                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                      $ 7,145,686
                                                                ===========

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               SIX MONTHS
                                                                 ENDED           YEAR ENDED
                                                                JUNE 30,        DECEMBER 31,
                                                                  2004              2003
                                                                  ----              ----
INCOME AND DISTRIBUTABLE FUND:
Additions:
  Net investment income                                       $  2,821,175      $  5,549,099
                                                              ------------      ------------
                                                                 2,821,175         5,549,099
                                                              ------------      ------------
Deductions:
  Paid on account of participations redeemed                            --           124,918
  Distributions (Note 3)
    Paid in cash                                                   436,427           869,091
    Reinvested                                                   2,252,346         4,534,795
                                                              ------------      ------------
                                                                 2,688,773         5,528,804
                                                              ------------      ------------
Net change in income and distributable fund                        132,402            20,295
                                                              ------------      ------------
PRINCIPAL ACCOUNT:
Additions:
  Payments received on sale of participations                    6,122,842        13,622,330
  Distributions reinvested                                       2,252,857         4,534,795
  Realized gain (loss) on sale of stock units and non-cash
    sales                                                        1,434,692          (593,928)
  Change in unrealized appreciation or depreciation of
    investments                                                  2,889,817        52,555,716
                                                              ------------      ------------
                                                                12,700,208        70,118,913
                                                              ------------      ------------
Deductions:
  Paid on account of participations redeemed                    19,787,363        35,503,091
  Distributions of principal (Note 3)                                   --            13,937
                                                              ------------      ------------
                                                                19,787,363        35,517,028
                                                              ------------      ------------
  Net change in principal account                               (7,087,155)       34,601,885
                                                              ------------      ------------
NET ASSETS AT BEGINNING OF PERIOD
  Income and distributable fund                                    368,252           347,957
  Principal account                                            271,695,075       237,093,190
                                                              ------------      ------------
                                                               272,063,327       237,441,147
                                                              ============      ============
NET ASSETS AT END OF PERIOD
  Income and distributable fund                                    500,654           368,252
  Principal account                                            264,607,920       271,695,075
                                                              ------------      ------------
                                                              $265,108,574      $272,063,327
                                                              ============      ============

                 See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a participation outstanding throughout each year.

                                                                    SIX MONTHS
                                                                      ENDED                  YEAR ENDED DECEMBER 31,
                                                                     JUNE 30,    -----------------------------------------------
                                                                       2004       2003      2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       15.47       12.55     14.67     15.28     17.30     15.70
 Income (loss) from investment operations:
 Net investment income                                         $        0.17        0.32      0.27      0.24      0.24      0.24
 Net realized and unrealized gain (loss) on investments        $        0.26        2.90     (2.00)    (0.49)    (1.05)     1.92
 Total (loss) from investment operations                       $        0.43        3.22     (1.73)    (0.25)    (0.81)     2.16
 Less distributions/allocations from:
 Net investment income                                         $        0.16        0.30      0.27      0.24      0.25      0.24
 Net realized gain (loss)                                      $        0.00*         --     (0.34)    (0.02)     0.42      0.15
 Income and realized gain included in redemptions              $          --          --      0.00*     0.03      0.03      0.02
 Tax return of capital                                         $          --        0.00*     0.46      0.11      0.51      0.15
 Total distributions                                           $        0.16        0.30      0.39      0.36      1.21      0.56
 Net asset value, end of period                                $       15.74       15.47     12.55     14.67     15.28     17.30
 TOTAL RETURN(1):                                              %        2.79       25.93    (11.90)    (1.65)    (4.93)    13.68

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's omitted)                     $     265,109     272,063   237,441   291,085   343,965   463,995
 Ratios to average net assets:
 Expenses(2)                                                   %        0.56        0.59      0.63      0.64      0.67      0.61
 Net investment income(2)                                      %        2.12        2.28      1.98      1.73      1.51      1.41
--------------------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.

(2)  Annualized for periods less than one year.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

               NOTES TO FINANCIAL STATEMENTS as of June 30, 2004
--------------------------------------------------------------------------------

NOTE 1 -- NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust") is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. Series B of the Trust commenced operations in 1941 as a series of Corporate Leaders Trust Fund which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A. Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short term securities with 60 days or less to maturity are valued at amortized cost.

B. Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

C. Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D. Other. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E. Accounting Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F.    Restricted Cash. All cash held in the
      distributable fund throughout the period is intended solely for distributions.

NOTE 3 -- DISTRIBUTIONS/ALLOCATIONS

During the six months ended June 30, 2004, distributions, from net investment income were $2,676,356, equivalent to $0.160257 per participation. During the year ended December 31, 2003, distributions from net investment income were $5,528,804, equivalent to $0.305451 per participation including amounts paid as equalization to redeeming participation holders.

During the six months ended June 30, 2004, the distributions of net realized gains from litigation income were $12,417, equivalent to $0.000744 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account. During the year ended December 31, 2003, the distributions from return of capital were $88,735, equivalent to $0.004898 per participation including amounts paid as equalization to redeeming participation holders. There was no return of capital for the six months ended June 30, 2004.

Effective June 1, 1998 the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 -- TRUSTEE AND SPONSOR FEES

Effective May 14, 2004, The Bank of New York (the "Trustee") succeeded State Street Bank and Trust Company as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $14,767 for the six months ended June 30, 2004. ING Investments, LLC ("ING Investments") serves as Sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, of 0.40% of the average daily net assets of the Trust.

--------------------------------------------------------------------------------

NOTE 5 -- INVESTMENT TRANSACTIONS

During the six months ended June 30, 2004, the cost of purchases and proceeds of sales of investment securities were $1,664,902 and $12,772,454, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

As of June 30, 2004, net unrealized appreciation of portfolio securities was $44,654,094, comprised of unrealized appreciation of $59,392,396 and unrealized depreciation of $14,738,302.

NOTE 6 -- SOURCE OF NET ASSETS

As of June 30, 2004, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable
  realized gains retained in principal account       $219,953,826
Unrealized appreciation in value of securities         44,654,094
                                                     ------------
Principal account                                     264,607,920
Income and distributable fund                             500,654
                                                     ------------
    Total net assets                                 $265,108,574
                                                     ============

Net realized loss from security transactions includes a realized gain of $649 from disposition of securities that were inadvertently held beyond the time they should have been sold under the terms of the indenture. These securities were ultimately disposed of on February 6, 2003.

NOTE 7 -- PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

                                      NUMBER OF PARTICIPATIONS
                                      -------------------------
                                      SIX MONTHS
                                        ENDED       YEAR ENDED
                                       JUNE 30,    DECEMBER 31,
                                         2004          2003
                                      ----------   ------------
Issued on payments from holders         393,361      1,018,279
Issued on reinvestment of dividends
  and distributions                     143,094        320,244
Redeemed                              (1,274,298)   (2,675,466)
                                      ----------    ----------
  Net decrease                         (737,843)    (1,336,943)
                                      ==========    ==========

NOTE 8 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds. ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

ING
CORPORATE LEADERS
TRUST
FUND

                  PORTFOLIO OF INVESTMENTS as of June 30, 2004
--------------------------------------------------------------------------------

                                                    Number of                                                     Market
Securities                                            Shares                          Cost                        Value
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK: 98.5%
AGRICULTURE: 3.0%
Gallaher Group PLC ADR@@                             163,200                      $  3,870,425                 $  7,898,880
                                                                                  ------------                 ------------
CHEMICALS: 12.6%
Dow Chemical Co.                                     309,167                         9,344,790                   12,583,097
Du Pont EI de Nemours & Co.                          163,200                         9,563,689                    7,249,344
Praxair, Inc.                                        336,700                         8,637,473                   13,437,697
                                                                                  ------------                 ------------
                                                                                    27,545,952                   33,270,138
                                                                                  ------------                 ------------
COSMETICS/PERSONAL CARE: 6.7%
Procter & Gamble Co.                                 327,400                        13,141,332                   17,823,656
                                                                                  ------------                 ------------
DIVERSIFIED FINANCIAL SERVICES: 8.0%
Citigroup, Inc.                                      456,666                        14,883,783                   21,234,969
                                                                                  ------------                 ------------
ELECTRIC: 8.5%
Ameren Corp.                                         163,200                         6,692,346                    7,011,072
Consolidated Edison, Inc.                            163,200                         6,141,430                    6,488,832
NiSource, Inc.                                       438,608                        10,999,897                    9,044,097
                                                                                  ------------                 ------------
                                                                                    23,833,673                   22,544,001
                                                                                  ------------                 ------------
HOUSEHOLD PRODUCTS/WARES: 4.6%
Fortune Brands, Inc.                                 163,200                         6,279,968                   12,310,176
                                                                                  ------------                 ------------
MEDIA: 3.1%
Comcast Corp. Class A*                                85,122                         3,508,893                    2,385,969
Viacom, Inc. Class B                                 163,200                         5,187,349                    5,829,504
                                                                                  ------------                 ------------
                                                                                     8,696,242                    8,215,473
                                                                                  ------------                 ------------
MISCELLANEOUS MANUFACTURING: 12.5%
Eastman Kodak Co.                                    163,200                         9,878,735                    4,403,136
General Electric Co.                                 699,000                        16,117,807                   22,647,600
Honeywell International, Inc.                        163,200                         6,680,835                    5,978,016
                                                                                  ------------                 ------------
                                                                                    32,677,377                   33,028,752
                                                                                  ------------                 ------------
OIL AND GAS: 24.7%
Anadarko Petroleum Corp.                               2,575                           124,307                      150,895
ChevronTexaco Corp.                                  163,200                        12,925,064                   15,358,752
Exxon Mobil Corp.                                    986,100                        28,500,867                   43,792,701
Marathon Oil Corp.                                   163,200                         4,976,430                    6,175,488
                                                                                  ------------                 ------------
                                                                                    46,526,668                   65,477,836
                                                                                  ------------                 ------------
RETAIL: 3.8%
Foot Locker, Inc.                                    163,200                         3,157,154                    3,972,288
Sears, Roebuck and Co.                               163,200                         7,811,223                    6,162,432
                                                                                  ------------                 ------------
                                                                                    10,968,377                   10,134,720
                                                                                  ------------                 ------------
TELECOMMUNICATIONS: 0.2%
AT&T Corp.                                            41,860                         1,809,695                      612,412
                                                                                  ------------                 ------------
TRANSPORTATION: 10.9%
Burlington Northern Santa Fe Corp.                   550,942                        16,664,222                   19,321,536
Union Pacific Corp.                                  163,200                        10,022,980                    9,702,240
                                                                                  ------------                 ------------
                                                                                    26,687,202                   29,023,776
                                                                                  ------------                 ------------
TOTAL COMMON STOCK
TOTAL INVESTMENTS: 98.6%                                                          $216,920,695                 $261,574,789
                                                                                  ------------                 ------------
OTHER ASSETS AND LIABILITIES--NET: 1.4%                                                                           3,533,785
                                                                                                               ------------
TOTAL NET ASSETS: 100.0%                                                                                       $265,108,574
                                                                                                               ============


*   Non-Income Producing
@@  Foreign Issuer
ADR American Depositary Receipt
PLC Public Limited Company

                 See Accompanying Notes to Financial Statements

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The Bank of New York serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
  ING Growth Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING Disciplined LargeCap Fund
  ING SmallCap Opportunities Fund
  ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
  ING Financial Services Fund
  ING LargeCap Value Fund
  ING MagnaCap Fund
  ING MidCap Value Fund
  ING SmallCap Value Fund
  ING Tax Efficient Equity Fund
  ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
  ING Balanced Fund
  ING Convertible Fund
  ING Equity and Bond Fund
  ING Equity Income Fund
  ING Real Estate Fund

FIXED INCOME FUNDS
  ING Bond Fund
  ING Classic Money Market Fund*
  ING Government Fund
  ING GNMA Income Fund
  ING High Yield Opportunity Fund
  ING High Yield Bond Fund
  ING Lexington Money Market Trust*
  ING Intermediate Bond Fund
  ING National Tax Exempt Bond Fund
  ING Money Market Fund*
  ING Aeltus Money Market Fund*

STRATEGIC ALLOCATION FUNDS
  ING Strategic Allocation Growth Fund
  ING Strategic Allocation Balanced Fund
  ING Strategic Allocation Income Fund

INTERNATIONAL EQUITY FUNDS
  ING Emerging Countries Fund
  ING Foreign Fund
  ING International Fund
  ING International Growth Fund
  ING International SmallCap Growth Fund
  ING International Value Fund
  ING Precious Metals Fund
  ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
  ING Global Equity Dividend Fund
  ING Global Real Estate Fund
  ING Global Science and Technology Fund
  ING Worldwide Growth Fund

LOAN PARTICIPATION FUNDS
  ING Prime Rate Trust
  ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        SPONSOR
        ING Investments, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258

        ADMINISTRATOR
        ING Funds Services, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258

        DISTRIBUTOR
        ING Funds Distributor, LLC
        7337 E. Doubletree Ranch Road
        Scottsdale, Arizona 85258
        1-800-992-0180

        TRANSFER AGENT
        DST Systems, Inc.
        P.O. Box 419368
        Kansas City, Missouri 64141

        CUSTODIAN
        The Bank of New York
        100 Colonial Center Parkway, Suite 300
        Lake Mary, FL 32746

        LEGAL COUNSEL
        Dechert LLP
        1775 I Street, N.W.
        Washington, D.C. 20006

        INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        KPMG LLP
        99 High Street
        Boston, MA 02110

        FOR MORE COMPLETE INFORMATION, OR TO OBTAIN A PROSPECTUS ON ANY ING FUND, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR ING FUNDS DISTRIBUTOR, LLC AT (800) 992-0180 OR LOG ON TO WWW.INGFUNDS.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING. CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS INFORMATION AND OTHER INFORMATION ABOUT THE FUND. THE FUND'S PROXY VOTING RECORD WILL BE AVAILABLE WITHOUT CHARGE ON OR ABOUT AUGUST 31, 2004 ON THE FUND'S WEBSITE AT WWW.INGFUNDS.COM AND ON THE SEC'S WEBSITE WWW.SEC.GOV.




        [ING FUNDS LOGO]           PRSAR-CLTB       (0604-083004)